UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported) – April 26, 2016

EXTENDED STAY AMERICA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36190	46-3140312
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code (980) 345-1600

ESH HOSPITALITY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36191	27-3559821
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code (980) 345-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.02 Results of Operations.
On April 26, 2016, Extended Stay America, Inc. and ESH Hospitality, Inc. issued an earnings release announcing their results of operations for the three months ended March 31, 2016. A copy of the earnings release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in this Item 2.02.
The information contained under Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure.
On April 26, 2016, Extended Stay America, Inc. and ESH Hospitality, Inc. held a conference call announcing their results of operations for the three months ended March 31, 2016. A copy of management’s presentation materials is furnished as Exhibit 99.2 to this current Report on Form 8-K and is incorporated herein by reference in this Item 7.01.
The information contained under Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.2) is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.
On April 26, 2016, Extended Stay America, Inc. and ESH Hospitality, Inc. issued a press release announcing that the Board of Directors of ESH Hospitality, Inc. declared a cash distribution of $0.15 per share for the first quarter of 2016, payable to ESH Hospitality, Inc.’s Class A and Class B common shareholders. Also, the Board of Directors of Extended Stay America, Inc. declared a cash distribution of $0.04 per share for the first quarter of 2016, payable to Extended Stay America, Inc.’s common shareholders. These distributions will be payable on May 24, 2016 to shareholders of record as of May 10, 2016. A copy of the press release is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference in this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description
99.1	Earnings release of Extended Stay America, Inc. and ESH Hospitality, Inc., dated April 26, 2016, announcing results for the three months ended March 31, 2016.
99.2	Management’s presentation materials, dated April 26, 2016.
99.3	Press release of Extended Stay America, Inc. and ESH Hospitality, Inc., dated April 26, 2016, announcing distribution for first quarter of 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

Date: April 26, 2016	By:	/s/ John R. Dent
Name: John R. Dent
Title: General Counsel

ESH HOSPITALITY, INC.

Date: April 26, 2016	By:	/s/ John R. Dent
Name: John R. Dent
Title: General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Earnings release of Extended Stay America, Inc. and ESH Hospitality, Inc., dated April 26, 2016, announcing results for the three months ended March 31, 2016.

99.2	Management’s presentation materials, dated April 26, 2016.

99.3	Press release of Extended Stay America, Inc. and ESH Hospitality, Inc., dated April 26, 2016, announcing distribution for the first quarter of 2016.